UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

August 11, 2008

PDL BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19756	94-3023969
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1400 Seaport Boulevard

Redwood City, California 94063
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(650) 454-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2008, PDL BioPharma, Inc. (the “company”) issued a press release announcing its financial results for the second quarter ended June 30, 2008 (the “Earnings Release”). The Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2008, Richard Murray, Ph.D., executive vice president and chief scientific officer of the company, announced that he would resign from the company effective September 5, 2008 to pursue personal and then other professional interests.  The announcement regarding Dr. Murray’s resignation is included in the Earnings Release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 13, 2008, Biotech Spinco, Inc. (“BioCo”), a wholly owned subsidiary of the company, filed a Registration Statement on Form 10, which has attached to it an Information Statement (the “Information Statement”), with the U.S. Securities and Exchange Commission (“SEC”), which relates to the company’s previously announced plan to spin-off its biotechnology business into a separate publicly traded entity.  We plan to rename BioCo prior to the effectiveness of the Form 10 and the spin-off.

The Form 10 contains detailed information regarding the business and management of the biotechnology business, as well as important details about the proposed spin-off transaction.   The spin-off is expected to be a taxable transaction.  Completion of the spin-off is subject to numerous conditions, including final approval by our Board of Directors and the effectiveness of the Form 10.

Assuming we receive all necessary approvals, we would mail to our stockholders the Information Statement prior to the spin-off.  The Form 10 filed by BioCo is available on the SEC’s website at www.sec.gov under the company name Biotech Spinco, Inc.

Forward-looking Statements

The information furnished in this Current Report on Form 8-K contains forward-looking statements, including information regarding our plan to spin off our biotechnology assets into a separately publicly traded entity.

Each of these forward-looking statements involves risks and uncertainties.  Actual results may differ materially from those, express or implied, in these forward-looking statements.  Factors that may cause differences between current expectations and actual results include, but are not limited to, (i) the failure to obtain necessary consents from third parties could delay or make impractical to effect a spin-off of the company’s biotechnology assets; and (ii) alternative transactions or opportunities could arise or be pursued which would alter the timing or advisability of anticipated or planned transactions.

Other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements in this Current Report are discussed in our filings with the SEC, including the “Risk Factors” sections of our annual and quarterly reports filed with the SEC.  Copies of our filings with the SEC may be obtained at the “Investors” section of our website at www.pdl.com.  We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained in this Current Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future.  All forward-looking statements in this Current Report are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by PDL BioPharma, Inc. on August 11, 2008 announcing the financial results for the second quarter ended June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 14, 2008

PDL BioPharma, Inc.

	By:	/s/ Francis Sarena
Francis Sarena
Vice President, General Counsel and Secretary